November 8, 2011

DREYFUS HIGH YIELD MUNICIPAL BOND FUND

Supplement to Prospectus
dated January 1, 2011

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and" Fund Details – Management":

James Welch and Jeffrey Burger are the co-primary portfolio managers of the fund, positions they have held since October 2005 and November 2011, respectively.  Mr. Welch is a portfolio manager for Standish Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since April 2009, and for a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since October 2001. Mr. Burger is a senior analyst for tax sensitive strategies at Standish, where he has been employed since July 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management.  Mr. Burger also manages a number of state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2009.